Exhibit 10.2

Execution Version

AMENDMENT NO. 7

Dated as of April 27, 2007

to

THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of October 23, 2003

THIS AMENDMENT NO. 7 (this “Amendment”) dated as of April 27, 2007 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto, and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Third Amended and Restated Transfer and Administration Agreement dated as of October 23, 2003 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B. The parties hereto have agreed to amend the TAA and to grant a temporary waiver of certain provisions thereof, in each case on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Temporary Waiver.  Pursuant to the TAA (as in effect prior to this Amendment), the Transferor is required to (i) furnish a Special Account Letter for each Special Account and (ii) cause each Originating Entity to instruct the Special Account Banks to transfer directly to the Concentration Account all Collections from time to time on deposit in the applicable Special Accounts on a daily basis. The Transferor has advised the other parties hereto that (i) the Transferor has not furnished a Special Account Letter for certain of the Special Accounts and (ii) in certain cases, the Collections on deposit in the Special Accounts are not being remitted directly to the Concentration Account but instead are being remitted on a daily basis (x) first, to a concentration account maintained in the name of an Originating Entity at the relevant Special Account Bank and (y) second, from such concentration account to the Concentration Account. Subject to the satisfaction of the conditions precedent set forth below, the Agent, the Administrative Agents and the Investors party hereto hereby waive any Termination Event that has occurred prior to the date hereof or that may occur during the period from and including the date hereof to the 60th day after the date hereof (the “Waiver Period”) solely by reason of the failure described in clause (i) of the immediately preceding sentence or the practice described in clause (ii) of the immediately preceding sentence. The foregoing waiver is limited to the specific practice and failure described above and is not intended to constitute a waiver of any other Termination Event that may have occurred or may hereafter occur under the TAA or any continuation of such practice or failure after the end of the Waiver Period. During the Waiver Period, the Transferor hereby covenants and agrees that it will use commercially reasonable efforts to (i) obtain duly executed Special Account Letters for all Special Accounts that do not presently have such a letter and (ii) establish Intermediate Concentration Accounts (as defined in Section 2 below) in the name of the Transferor and to cause each such Intermediate Concentration Account to be subject to a duly executed Intermediate Concentration Account Agreement (as defined in Section 2 below), in each case as soon as practicable, such that by the end of the Waiver Period a duly executed Special Account Letter exists for each Special Account and all Collections on deposit in the Special Accounts are being remitted on a daily basis directly to either the Concentration Account or to an Intermediate Concentration Account

subject to an Intermediate Concentration Account Agreement, in compliance with the provisions of the TAA (as amended hereby).

Section 2.  Amendments.  Subject to the conditions precedent set forth in Section 3 below and effective as of the Effective Date (as defined in Section 3 below), the TAA is hereby amended as follows:

1.1. The definition of “Concentration Account” in Section 1.1 of the TAA is amended to add the words “and the Intermediate Concentration Accounts” at the end of such definition.

1.2. The following new definitions are added to Section 1.1 of the TAA in appropriate alphabetical order:

“Intermediate Concentration Account” means a special depositary account in the name of the Transferor maintained at a Special Account Bank for the purpose of receiving Collections remitted from the Special Account(s) maintained at such Special Account Bank.

“Intermediate Concentration Account Agreement” means an agreement substantially in the form attached as Exhibit D-3 hereto (or in such other form as may be approved in writing by the Agent) among the Transferor, an Intermediate Concentration Bank and the Agent.

“Intermediate Concentration Account Bank” means a bank holding an Intermediate Concentration Account.

“Intermediate Concentration Account Notice” means a notice, in substantially the form of the Notice of Effectiveness attached to an Intermediate Concentration Account Agreement, from the Agent to the applicable Intermediate Concentration Account Bank.

1.3. The definition of “Transaction Documents” in Section 1.1 of the TAA is amended to add the text “the Intermediate Concentration Account Agreements,” immediately after the words “the Parent Agreement”.

1.4 The title of Section 2.8 is amended to read as follows: “Protection of Ownership Interest of the Investors; Special Accounts, Intermediate Concentration Account and Concentration Account.”

1.5 Sections 2.8(b) and (c) of the TAA are amended in their entirety to read as follows:

“(b) The Agent is hereby authorized at any time to date, and to deliver (i) to the Concentration Account Bank, the Concentration Account Notice and (ii) to each Intermediate Concentration Account Bank an Intermediate Concentration Account Notice. The Transferor hereby, when the Agent shall deliver the Concentration Account Notice to the Concentration Account Bank or an Intermediate Concentration Account Notice to any Intermediate Concentration Account Bank, transfers to the Agent the exclusive ownership and control of the Concentration Account or the applicable Intermediate Concentration Account, as the case may be, and shall take any further action that the Agent may reasonably request to effect such transfer. In case any authorized signatory of the Transferor whose signature shall appear on the Concentration Account Agreement or any Intermediate Concentration Account Agreement shall cease to have such authority before the delivery of the Concentration Account Notice or Intermediate Concentration Account Notice, as the case may be, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such delivery. The Agent shall, at the time it delivers the Concentration Account Notice to the Concentration Account Bank or an Intermediate Concentration Account Notice to any Intermediate Concentration Account Bank, provide a copy thereof to the Transferor; provided that the failure on the part of the Agent to provide such notice to the Transferor shall not affect the validity or effectiveness of the Concentration Account Notice or Intermediate Concentration Account Notice, as applicable, or impair any rights of the Agent, any Administrative Agent or any of the Investors hereunder.

(c) In addition and without limiting the authority of the Agent set forth in subsection (b) above, but subject to subsection (d) below, the Transferor shall (i) cause each Originating Entity to instruct any or all of the Special Account Banks (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account or to an Intermediate Concentration Account all Collections from time to time on deposit in the applicable Special Accounts on a daily basis in accordance with the terms set forth in the applicable Special Account Letter and (ii) instruct each Intermediate

Concentration Account Bank (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account all Collections from time to time on deposit in the applicable Intermediate Concentration Accounts on a daily basis in accordance with the terms set forth in the applicable Intermediate Concentration Account Agreement. In the event the Transferor shall at any time determine, for any of the reasons described in subsection (d) below, that the Transferor or any Originating Entity shall be unable to comply fully with the requirements of this subsection (c), the Transferor shall promptly so advise the Agent and each Administrative Agent, and the Transferor, the Agent and each Administrative Agent shall commence discussions with a view toward implementing an alternative arrangement therefor satisfactory to the Agent and each Administrative Agent.”

1.6 Section 3.1(s) of the TAA is amended in its entirety to read as follows:

“(s) Special Account Banks, Intermediate Concentration Account Banks and Concentration Bank.  The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agent in respect thereof), the Intermediate Concentration Account Banks and the Concentration Account Bank, together with the account numbers of the Special Accounts at such Special Account Banks, the account numbers of the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and the account number of the Concentration Account of the Transferor at the Concentration Account Bank, are specified in Exhibit C hereto (or at such other Special Account Banks, Intermediate Concentration Account Banks or Concentration Account Bank, with such other Special Accounts, Intermediate Concentration Accounts or Concentration Account or with such other Designated Account Agents as have been notified to each Administrative Agent in accordance with Section 5.2(e)). This Agreement, together with the Concentration Account Agreement and the Intermediate Concentration Account Agreements, is effective to, and does, transfer to the Agent, for the benefit of the Investors, all right, title and interest of the Transferor in and to the Concentration Account and each Intermediate Concentration Account. The Transferor has not granted to any Person (other than the Agent under the Concentration Account Agreement and the Intermediate Concentration Account Agreements) dominion and control over the Concentration Account or any Intermediate Concentration Account, or the right to take dominion and control over the Concentration Account or any Intermediate Concentration Account at a future time or upon the occurrence of a future event; neither the Transferor nor any other Parent Group Member has granted to any Person dominion and control over any Special Account, or the right to take dominion or control over any Special Account at a future time or upon the occurrence of a future event; and the Concentration Account, each Intermediate Concentration Account and each Special Account is otherwise free and clear of any Adverse Clam.”

1.7 Section 3.3(k) of the TAA is amended in its entirety to read as follows:

“(k) Special Accounts, Intermediate Concentration Accounts and Concentration Account.  The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agent in respect thereof), the Intermediate Concentration Account Banks and the Concentration Account Bank, together with the account numbers of the Special Accounts at such Special Account Banks, the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and the account number of the Concentration Account of the Transferor at the Concentration Account Bank, are specified in Exhibit C hereto (or at such other Special Account Banks, Intermediate Concentration Account Banks or Concentration Account Bank, with such other Special Accounts, Intermediate Concentration Accounts or Concentration Account or with such other Designated Account Agents as have been notified to the Agent in accordance with Section 5.2(e)).”

1.8 Section 5.1(h) of the TAA is amended in its entirety to read as follows:

“(h) Special Accounts; Intermediate Concentration Accounts; Concentration Account.  The Transferor shall (i) cause each Originating Entity to establish and maintain Special Accounts with Special Account Banks, or to engage a Designated Account Agent to maintain a Special Account with a Special Account Bank on its behalf, (ii) instruct, and cause each Originating Entity to instruct, all Obligors to cause all collections to be deposited directly into a Special Account, (iii) report, and cause each Originating Entity to report, on each banking day to the Concentration Account Bank, the amount of all Collections on deposit on such banking day in the Special Accounts at each Special Account Bank or, if an Intermediate Concentration Account has been established at such Special Account Bank, the amount of all Collections on deposit on such banking day in such Intermediate Concentration Account, (iv) establish and maintain a Concentration Account with the Concentration Account Bank, (v) instruct, and cause each Originating Entity to instruct (or to cause the applicable Designated Account Agent to instruct), each Special Account Bank to transfer to the Concentration Account or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, (vi) instruct each Intermediate Concentration Account Bank to transfer to the Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and (vii) instruct the Concentration Account Bank to give to each Special Account Bank on each banking day notice to transfer to the Concentration Account all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank (or, if an Intermediate Concentration Account has been established at such Special Account Bank, in the Intermediate Concentration Account at such Special Account Bank); provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account or the applicable Intermediate Concentration Account on the next succeeding banking day on which Collections in such Special Account first exceed the Minimum Amount. With respect to any Special Account that is located at or maintained by a Bank Investor hereunder, the Transferor shall, by not later than the date that occurs six months after the Closing Date, cause the applicable Originating Entity to close such Special Account and shall instruct, and shall cause each applicable Originating Entity to instruct, all Obligors theretofore remitting payments to such Special Account to remit all future payments on Receivables and Related Security to a Special Account located at and maintained by a financial institution that is not a Bank Investor.”

1.9 Section 5.1(i) of the TAA is amended in its entirety to read as follows:

“(i) Collections Received.  The Transferor shall, and shall cause each Originating Entity to, segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty-eight (48) hours thereafter (or, if such day is not a Business Day, the next Business Day) after its receipt thereof, to either the Intermediate Concentration Account or the Concentration Account all Collections received from time to time by the Transferor or such Originating Entity, as the case may be.”

1.10 Section 5.2(a) of the TAA is amended to add the text “any Intermediate Concentration Account,” immediately after the words “any Special Account”.

1.11 Clause (ii) of Section 5.2(e) of the TAA is amended in its entirety to read as follows:

“(ii) add, terminate or change the Concentration Account, or any bank as the Concentration Account Bank, from that listed in Exhibit C hereto, or make any change in the instructions contained in any Special Account Letter or any change in the instructions to the Concentration Account Bank; provided, however, that the Transferor may terminate the then existing Concentration Account Bank and appoint a new Concentration Account Bank if, prior to such termination and appointment, each Administrative Agent shall receive (i) ten Business Days’ prior notice of such termination and appointment and (ii) prior to the effective date of such termination and appointment, (x) for each Special Account where the Special Account Bank was previously remitting Collections directly to the Concentration Account, an executed copy of a Special Account Letter (executed by the applicable Originating Entity and the applicable Special Account Bank) instructing such Special Account Bank to transfer to the new Concentration Account or an Intermediate Concentration Account prior to the close of business on each banking day all Collections on deposit during such banking day in such Special Account; (y) for each Intermediate Concentration Account, an executed amendment to the applicable Intermediate Concentration Account Agreement (executed by the Transferor and the applicable Intermediate Concentration Account Bank) instructing such Intermediate Concentration Account Bank to transfer to the new Concentration Account prior to the close of business on each banking day all Collections on deposit during such banking day in such Intermediate Concentration Account, and (z) a copy of a Concentration Account Agreement executed by the new Concentration Account Bank and the Transferor; or”.

1.12 Section 5.2(e) of the TAA is further amended to delete the period at the end of clause (iii) and to substitute therefor the text “or;”, and to add the following new clause (iv) to such Section:

“(iv) add, terminate or change any Intermediate Concentration Account, or any bank as an Intermediate Concentration Account Bank, or make any change in the instructions to any Intermediate Concentration Account Bank; provided, however, that the Transferor may terminate any then existing Intermediate Concentration Account Bank or appoint a new Intermediate Concentration Account Bank if, prior to such termination or appointment, each Administrative Agent shall receive (i) ten Business Days’ prior notice of such termination or appointment and (ii) prior to the effective date of such termination or appointment, (x) executed copies of Special Account Letters (in each case, executed by the applicable Originating Entity and the applicable Special Account Bank with which the Intermediate Concentration Account that is being terminated or added was or is to be maintained) instructing the Special Account Bank to transfer to the new Intermediate Concentration Account at such Special Account Bank or directly to the Concentration Account, in either case prior to the close of business on each banking day, all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, and (y) in the case of the addition of a new Intermediate Concentration Account, a copy of an Intermediate Concentration Account Agreement executed by the new Intermediate Concentration Account Bank and the Transferor; and provided, further, that the Transferor may change its instructions to any Intermediate Concentration Account Bank as and to the extent required pursuant to clause (ii) above in connection with the establishment of any new Concentration Account.”

1.13 Section 5.2(f) of the TAA is amended to add the text “any Intermediate Concentration Account,” immediately after the words “any Special Account”.

1.14 Section 5.3(g) of the TAA is amended to add the text “the Intermediate Concentration Account Banks,” immediately after the words “the Special Account Banks”.

1.15 Section 5.3(h) is amended in its entiretuy to read as follows:

“(h) Collections Received. The Collection Agent shall segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty-eight (48) hours thereafter (or, if such day is not a Business Day, the next Business Day) after its receipt thereof, either to the Intermediate Concentration Account or to the Concentration Account all Collections received from time to time by the Collection Agent.”

Section 5.4(d) of the TAA is amended to add the text “any Intermediate Concentration Account,” immediately after the words “any Special Account”.

1.15 The last sentence of Clause (iv) of Section 6.3 is amended in its entirety to read as follows:

“Notwithstanding the foregoing clauses (i), (ii), (iii) and (iv), the Agent shall not at any time direct, or cause the Transferor or any Originating Entity to direct, Obligors of Receivables or Related Security payable under the Medicare or Medicaid program to make payment of amounts due or to become due to the Transferor or any Originating Entity in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Agent or its designee, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

1.16 Clause (xv) of Section 8.1 of the TAA is amended in its entirety to read as follows:

“(xv) the failure of any Special Account Bank, Designated Account Agent, Intermediate Concentration Account Bank or the Concentration Account Bank to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the

Transferor, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement) whether by reason of the exercise of set-off rights or otherwise;”.

1.17 Section 10.3 of the TAA is amended to change the mailing address of each of the Transferor and the Collection Agent from “95 Hayden Avenue, Lexington, Massachusetts 02420-9192” to “920 Winter Street, Waltham, MA 02451”.

1.18 The TAA is further amended to replace the form of Special Account Letter attached thereto as Exhibit D-1 with the new form of Special Account Letter attached hereto as Annex I.

1.19 The TAA is further amended to add the form of Intermediate Concentration Account Agreement attached hereto as Annex II as new Exhibit D-3 to the TAA.

Section 3.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the Agent’s receipt of: (i) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Group Majority Investors for each Related Group, the Administrative Agents and the Agent, (ii) a fully executed copy of the amendment of even date herewith to the Transferring Affiliate Letter in the form attached as Annex III, reflecting the amendments contemplated by this Amendment and (iii) a fully executed copy of the amendment of even date herewith to the Receivables Purchase Agreement in the form attached as Annex IV, reflecting the amendments contemplated by this Amendment. Each of the parties hereto hereby consents to the execution of the amendments described in clauses (ii) and (iii).

Section 4.  Covenants, Representations and Warranties of the Transferor and the Collection Agent.

4.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

4.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

Section 5.  Reference to and Effect on the TAA.

5.1 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

5.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3 Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 6.  Governing Law.

THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 7.  Execution in Counterparts.

7.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

7.2 Delivery of an executed counterpart of this Amendment by facsimile or electronic delivery in portable document format (a “PDF”) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or PDF shall also deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

Section 8.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett
Name:     Mark Fawcett

Title:	Treasurer

NATIONAL MEDICAL CARE, INC.,
as Collection Agent

By:	/s/ Mark Fawcett
Name:     Mark Fawcett

Title:	Treasurer

Signature Page
Amendment No. 7 to Third Amended and Restated
Transfer and Administration Agreement

PARADIGM FUNDING LLC,
as a Conduit Investor

By:	/s/ Doris J. Hearn
Name:     Doris J. Hearn

Title:	Vice President

WESTLB AG, NEW YORK BRANCH, as an
Administrative Agent and as a Bank Investor

By:	/s/ Matthew Tallo
Name:     Matthew Tallo

Title: Director

By:	/s/ Laura A. Spichiger
Name:     Laura A. Spichiger, CFA

Title: Director

Signature Page
Amendment No. 7 to Third Amended and Restated
Transfer and Administration Agreement

GIRO BALANCED FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Damian Perez
Name:     Damian Perez

Title:	Vice President

BAYERISCHE LANDESBANK, NEW YORK
BRANCH, as an Administrative Agent

By:	/s/ Alexander Kohnert
Name:     Alexander Kohnert

Title:	Senior Vice President

By:	/s/ Lori-Ann Wynter
Name:     Lori-Ann Wynter

Title:	Vice President

BAYERISCHE LANDESBANK, CAYMAN
ISLANDS BRANCH, as a Bank Investor

By:	/s/ Alexander Kohnert
Name:     Alexander Kohnert

Title:	Senior Vice President

By:	/s/ Lori-Ann Wynter
Name:     Lori-Ann Wynter

Title:	Vice President

Signature Page
Amendment No. 7 to Third Amended and Restated
Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP.,
as a Conduit Investor

By:	/s/ Jill A. Gordon
Name:     Jill A. Gordon

Title:	Vice President

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Michael Eden
Name:     Michael Eden

Title:	Director

Signature Page
Amendment No. 7 to Third Amended and Restated
Transfer and Administration Agreement

AMSTERDAM FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Bernard J. Angelo
Name:     Bernard Angelo

Title:	Vice President

ABN AMRO Bank N.V., as an Administrative
Agent and as a Bank Investor

By:	/s/ Therese Gremley
Name:     Therese Gremely

Title:	Vice President

By:	/s/ Bernard Koh
Name:     Bernard Koh

Title:	Managing Director

Signature Page
Amendment No. 7 to Third Amended and Restated
Transfer and Administration Agreement

LANDESBANK HESSEN-THUERINGEN
GIROZENTRALE, as a Bank Investor

By:	/s/ Scheele
Name:     Scheele

Title:	Senior Vice President

By:	/s/ Horledein
Name:     Horledein

Title:	Vice President

Signature Page
Amendment No. 7 to Third Amended and Restated
Transfer and Administration Agreement